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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Advantage Learning Systems, Inc.'s previously filed Registration Statements on Form S-8, File Nos. 333-38867 and 333-53557, and Form S-3, File Nos. 333-82743 and 333-94533.



                                                      /s/ Arthur Andersen LLP

                                                      ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
March 9, 2001